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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 23, 2003
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                Date of Report (Date of earliest event reported)


                                 Presstek, Inc.
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             (Exact name of Registrant as specified in its Charter)


            Delaware                       0-17541               02-0415170
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                               55 Executive Drive
                        Hudson, New Hampshire 03051-4903
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                    (Address of Principal Executive Offices)


                                 (603) 595-7000
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               Registrant's telephone number, including area code

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ITEM 9.  REGULATION FD DISCLOSURE.

         The information contained in Item 12 "Results of Operations and Financial Condition" is hereby incorporated by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 23, 2003, Presstek, Inc. (the "Company") issued a press release announcing its results of operations for the fiscal quarter ended September 27, 2003. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         The information contained herein, including the exhibits attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRESSTEK, INC.


Date:  October 23, 2003                By: /s/ Edward J. Marino
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                                           Edward J. Marino
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release issued by Presstek, Inc., dated October 23, 2003.